UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 17, 2020

Legg Mason, Inc.

(Exact name of registrant as specified in its charter)

Maryland	1-8529	52-1200960
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 International Drive, Baltimore, MD 21202

(Address of principal executive office, including zip code)

Registrant’s telephone number, including area code: (410) 539-0000

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common stock, $0.10 par value	LM	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01	Other Items.

On July 17, 2020, Legg Mason, Inc., a Maryland corporation (“Legg Mason”), and Franklin Resources, Inc., a Delaware corporation (“Franklin Templeton”) issued a joint press release announcing that all conditions to the closing of their previously announced merger transaction have been satisfied and the transaction is expected to close on July 31, 2020.

As previously announced, pursuant to that certain Agreement and Plan of Merger (the “Merger Agreement”), dated as of February 17, 2020, by and among Legg Mason, Franklin Templeton and Alpha Sub, Inc., Franklin Templeton will acquire Legg Mason for $50.00 per share of common stock in an all-cash transaction.

On July 17, 2020, Franklin Templeton is depositing the merger consideration in a third-party escrow account. The merger closing will occur and the funds will be released to the paying agent at the closing, subject to Legg Mason’s continued compliance in all material respects with its covenants under the Merger Agreement.

A copy of the joint press release is included as Exhibit 99.1 hereto.

Forward-Looking Statements

Statements in this Form 8-K and the exhibits attached hereto and incorporated by reference herein that are not historical facts are “forward-looking statements” within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. When used in this Form 8-K and the exhibits attached hereto and incorporated by reference herein, words or phrases generally written in the future tense and/or preceded by words such as “will,” “may,” “could,” “expect,” “believe,” “anticipate,” “intend,” “plan,” “seek,” “estimate,” “preliminary” or other similar words are forward-looking statements. References to “we” or “our” below refer to Legg Mason, Inc. and its subsidiaries.

Various forward-looking statements in this Form 8-K and the exhibits attached hereto and incorporated by reference herein relate to the acquisition by Franklin Templeton of Legg Mason, including regarding expected scale opportunities, operating efficiencies and results, growth, client and stockholder benefits, key assumptions, timing of closing of the transaction, revenue realization, cost and expense synergies, financial benefits or returns, accretion and integration costs.

Forward-looking statements involve a number of known and unknown risks, uncertainties and other important factors, some of which are listed below, that could cause actual results and outcomes to differ materially from any future results or outcomes expressed or implied by such forward-looking statements. Important transaction-related and other risk factors that may cause such differences include: (i) the occurrence of any event, change or other circumstances that could give rise to the termination of the merger agreement; (ii) anticipated benefits of the transaction, including the realization of revenue, accretion, financial benefits or returns and expense and other synergies, may not be fully realized or may take longer to realize than expected; and (iii) Franklin Templeton may be unable to successfully integrate Legg Mason’s businesses with those of Franklin Templeton or to integrate the businesses within the anticipated timeframe.

Other important factors that may affect our business or the combined business’ future operating results, include, but are not limited to: (i) our business operations are subject to adverse effects from the outbreak and spread of contagious diseases such as COVID-19, and we expect such adverse effects to continue, (ii) volatility and disruption of the capital and credit markets, and adverse changes in the global economy, may significantly affect our results of operations and may put pressure on our financial results; (iii) the amount and mix of assets under management (“AUM”) are subject to significant fluctuations; (iv) the significant risk of asset volatility from changes in the global financial, equity, debt and commodity markets; (v) our funds are subject to liquidity risks or an unanticipated large number of redemptions; (vi) harm to our or Franklin Templeton’s reputation may negatively impact revenues and income; (vii) Franklin Templeton may review and pursue other strategic transactions that could pose risks to our business operations; (viii) strong competition from numerous and sometimes larger companies with competing offerings and products could limit or reduce sales of our products, potentially resulting in a decline in their market share, revenues and income; (ix) the ability to manage and grow our business and the combined business successfully can be impeded by systems and other technological limitations; (x) poor investment performance of our products could reduce the level of our AUM or affect our sales, and negatively impact our revenues and income, (xi) our business operations are complex and a failure to perform operational tasks properly or the misrepresentation of our services and products resulting, without limitation, in the termination of investment management agreements representing a significant portion of our AUM, could have an adverse effect on our revenue and income, (xii) dependence on key personnel could negatively affect financial performance; (xiii) the businesses are subject to extensive, complex, and frequently changing rules, regulations, policies, and legal interpretations; (xiv) our contractual obligations may subject us to indemnification costs and liability to third parties; (xv) any significant limitation, failure or security breach of information and cyber security infrastructure, software applications, technology or other systems that are critical to operations could disrupt the businesses and harm operations and reputation; and (xvi) regulatory and governmental examinations and/or investigations, litigation and the legal risks associated with the businesses, could adversely impact AUM, increase costs and negatively impact profitability and/or our future financial results. For a detailed discussion of other risk factors, please refer to the risks, uncertainties and factors described in Legg Mason’s and Franklin Templeton’s recent filings with the U.S. Securities and Exchange Commission, including, without limitation, each company’s most recent Annual Report on Form 10-K and subsequent periodic and current reports.

Any forward-looking statement made in this Form 8-K and the exhibits attached hereto and incorporated by reference herein speaks only as of the date on which it is made. Factors or events that could cause actual results to differ may emerge from time to time, and it is not possible for us to predict all of them. Legg Mason and Franklin Templeton undertake no obligation to publicly update any forward-looking statement, whether as a result of new information, future developments or otherwise, except as may be required by law.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

The exhibits listed on the Exhibit Index are incorporated herein by reference.

Exhibit Index

Exhibit No.	Description

99.1	Joint Press Release, dated July 17, 2020 issued by Legg Mason, Inc. and Franklin Resources, Inc.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LEGG MASON, INC.
(Registrant)

July 17, 2020	/s/ Thomas C. Merchant
Thomas C. Merchant
Executive Vice President and General Counsel ☐